General California Municipal
Bond Fund, Inc.

SEMIANNUAL REPORT March 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

  * Not FDIC-Insured
  * Not Bank-Guaranteed
  * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                             General California
                                                       Municipal Bond Fund, Inc.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for General California Municipal Bond Fund, Inc., covering the six-month period from October 1, 1999 through March 31, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Paul Disdier.

The U.S. economy grew strongly over the past six months in an environment characterized by high levels of consumer spending and low levels of unemployment. Concerns that inflationary pressures might re-emerge caused the Federal Reserve Board to raise short-term interest rates three times during the reporting period. These rate hikes contributed to a total interest-rate increase of 125 basis points since late June 1999, before the current reporting period began. While higher interest rates led to erosion of municipal bond prices during the first half of the reporting period, the tax-exempt bond market showed renewed signs of strength during the first quarter of 2000.

Municipal bonds were also affected by supply-and-demand considerations. These technical influences have caused the yields of tax-exempt bonds to rise to very attractive levels compared to the after-tax yields of taxable bonds of comparable maturity and credit quality. This is especially true for investors in the higher federal and state income tax brackets.

We appreciate your confidence over the past six months, and we look forward to your continued participation in General California Municipal Bond Fund, Inc.

Sincerely,


/s/Stephen E. Canter
Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

April 12, 2000

2


DISCUSSION OF FUND PERFORMANCE

Paul Disdier, Portfolio Manager

     How did General California Municipal Bond Fund, Inc. perform during the period?

The fund produced a 1.73% total return over the six-month period ended March 31, 2000.(1) This compares to a 1.39% total return for the Lipper California Municipal Debt Funds category average for the same period.(2)

We attribute the fund's performance to a rising interest-rate environment, which caused most municipal bond prices to decline, and to the fund's duration management strategy, which was relatively long in an attempt to maintain competitive yields. However, the negative returns produced by longer dated and higher yielding bonds during the fourth quarter of 1999 were largely offset during the market rally that began in the first quarter of 2000.

What is the fund's investment approach?

Our goal is to seek as high a level of federal and California tax-exempt income as is practical from a diversified portfolio of long-term municipal bonds from California issuers.

To achieve this objective, we have constructed a portfolio designed to provide consistently high income streams. We find such income opportunities through rigorous analyses of individual bonds' structures, paying particularly close attention to each bond' s yield, maturity and early redemption features. As a result, the portfolio is composed primarily of high-yielding revenue bonds backed by the income generated from housing projects, toll roads, transportation facilities, hospitals, special taxes and other sources throughout California.

Over time, high-yielding bonds within the portfolio have matured or been redeemed by their issuers. We have generally attempted to replace these bonds with securities that offer higher than average income payments. This strategy is
designed    to    help    maximize    income.    We    also   look

                                                                      The Fund 3


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

to upgrade the portfolio with newly issued bonds that, in our opinion, have better structural or income characteristics than existing holdings. When such opportunities arise, we will usually sell bonds that are close to redemption or maturity, a strategy intended to protect the fund' s net asset value. In addition, we conduct extensive credit analysis of our holdings in an attempt to
avoid    potential    defaults    on    interest   and   principal   payments.

What other factors influenced the fund's performance?

Although the fund's performance was hurt by a difficult investment environment during most of 1999, the first quarter of 2000 provided better market conditions and a market rally.

When the reporting period began on October 1, 1999, investors had become concerned that strong economic growth might rekindle long-dormant inflationary pressures. In fact, in an attempt to forestall a reacceleration of inflation, the Federal Reserve Board raised short-term interest rates three times during the reporting period, causing most bond prices to fall. These interest-rate hikes followed two previous increases implemented before the current reporting period began, for a total increase of 125 basis points since last summer.

Nationally, municipal bond prices also fell during 1999 because of adverse supply-and-demand influences. For a variety of reasons, institutional investors participated less in the tax-exempt market. Despite strong demand from individual investors, the absence of institutional buyers helped reduce overall demand in the national market and drove municipal bond prices down. In California, however, robust demand from individuals more than offset the absence of institutional investors. As a result, the effects of 1999's market decline were less severe in California than in most other states.

In addition, during the first quarter of 2000, issuance of municipal bonds nationally declined approximately 40% compared to the same period one year ago.
This    supply    reduction,    combined    with    robust

4

demand from individual investors, helped support a rebound of municipal bond prices, including bonds from California issuers, and especially among longer term bonds.

What is the fund's current strategy?

We have continued to follow our strategy of attempting to maximize the income produced by a diversified portfolio of municipal bonds from California issuers. To that end, we have been attempting to create an effective balance between " performance bonds," including zero-coupon municipals and discount bonds, and more defensive securities that may help cushion the effects of rising interest rates on the overall portfolio.

We have recently sold some of our intermediate-term holdings in favor of longer term bonds that we expect to provide better performance during a market rally. We have also attempted to take advantage of the growing disparity between yields of high quality municipal bonds and lower rated securities. Accordingly, we have purchased some lower rated issues that we believe offer highly competitive yields and good credit quality. These higher yielding securities provided highly competitive returns during the recent rebound. Our current strategy is in contrast to our security selection approach earlier in the reporting period, when yield differences were relatively narrow and we focused on the greater liquidity provided by high quality bonds from well-known issuers.

April 12, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-CALIFORNIA RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2)  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

                                                                      The Fund 5

STATEMENT OF INVESTMENTS

March 31, 2000 (Unaudited)

STATEMENT OF INVESTMENTS



                                                                                             Principal
LONG-TERM MUNICIPAL INVESTMENTS--98.6%                                                      Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA--97.4%

ABAG Finance Authority, Nonprofit Corporations:

   MFHR (Central Park Apartments) 5.60%, 7/1/2038                                             5,000,000                4,707,300

   MFHR (Civic Center Drive Apartments)

      5.875%, 9/1/2032 (Insured; FSA)                                                         1,285,000                1,255,072

Alameda County, COP (Various Financing Projects)

   6%, 9/1/2021 (Insured; MBIA, LOC; The Fuji Bank)                                           4,750,000                4,903,852

Allan Hancock Joint Community College District, COP

   7.625%, 10/1/2005                                                                          1,055,000                1,114,692

Anaheim Public Financing Authority:

  Tax Allocation Revenue

      6.45%, 12/28/2018 (Insured; MBIA)                                                       6,000,000                6,415,740

   Lease Revenue (Public Improvements Project)

      Zero Coupon, 9/1/2019 (Insured; FSA)                                                    6,310,000                2,053,842

Beaumont Unified School District, COP

  (Capital Improvement Project)

   7.70%, 1/1/2021 (Prerefunded 1/1/2001)                                                     1,100,000  (a)           1,150,908

California:

   4.50%, 4/1/2013 (Insured; MBIA)                                                            3,600,000                3,336,696

   4.50%, 10/1/2019                                                                           8,500,000                7,277,275

California Educational Facilities Authority, Revenue:

  (Chapman College)

      7.50%, 1/1/2018 (Prerefunded 1/1/2001)                                                  1,760,000  (a)           1,840,080

   (College & University Projects) 5.625%, 7/1/2023                                           1,275,000                1,138,511

California Health Facilities Financing Authority

  Revenue:

  (Cedar-Sinai Medical Center):

      6.125%, 12/1/2030                                                                       2,000,000                1,988,840

      6.25%, 12/1/2034                                                                        4,250,000                4,275,840

   (HELP Group)

      7%, 8/1/2021 (Insured; California Health Facilities

      Construction Loan Program)                                                              1,800,000                1,899,594

   (Walden House) 6.85%, 3/1/2022                                                             3,225,000                3,381,865

California Housing Finance Agency:

   MFHR 6.15%, 8/1/2022 (Insured; AMBAC)                                                      3,850,000                3,854,581

   SFMR:

      6%, 8/1/2016 (Insured; MBIA)                                                            2,000,000                2,054,960

      6.375%, 8/1/2027                                                                        2,250,000                2,276,550

      7.60%, 8/1/2030                                                                           780,000                  786,973

California Pollution Control Financing Authority, PCR

   8.536%, 6/1/2014                                                                           4,500,000  (b,c)         5,205,150

California Statewide Communities Development Authority:

  COP:

      Barton Memorial Hospital Health Facility 6.50%, 12/1/2009                               1,600,000                1,668,384



6


                                                                                             Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

California Statewide Communities Development Authority:

  COP (continued):

      Catholic Healthcare West 6.50%, 7/1/2020                                                3,500,000                3,495,625

      (The Internext Group) 5.375%, 4/1/2030                                                  5,000,000                4,023,400

   Special Facilities LR (United Airlines, Inc.):

      6.798%, 10/1/2033                                                                       4,285,000  (b,c)         3,259,514

      5.625%, 10/1/2034                                                                       4,750,000                4,134,447

      6.649%, 10/1/2034                                                                       1,445,000  (b,c)         1,066,988

Capistrano Unified School District (Ladera)

   5.75%, 9/1/2029                                                                            4,000,000                3,484,360

Castaic Lake Water Agency,COP, Revenue

  (Water System Improvement Project)

   Zero Coupon, 8/1/2027 (Insured; AMBAC)                                                    10,000,000                2,004,100

Commerce Joint Powers Financing Authority, Revenue

   8%, 3/1/2022 (Prerefunded 3/1/2001)                                                        2,325,000  (a)           2,453,177

Contra Costa County, Mortgage Revenue (Cedar Pointe)

   6.15%, 9/1/2025 (Insured; FHA)                                                             2,955,000                2,964,101

Contra Costa County Public Finance Authority, Tax

   Allocation Revenue (Pleasant Hill ) 5.45%, 8/1/2028                                        3,000,000                2,669,460

Del Mar Race Track Authority, Revenue 6.20%, 8/15/2011                                        2,000,000                2,040,080

East Bay Municipal Utility District, Wastewater
   Treatment Systems Revenue

   5%, 6/1/2016 (Insured; FGIC)                                                               2,480,000                2,362,175

Fontana Public Financing Authority,

  Tax Allocation Revenue

   (North Fontana Redevelopment Project) 7.25%, 9/1/2020                                      2,000,000                2,041,380

Fontana Redevelopment Agency, Tax Allocation Revenue

  (Jurupa Hills Redevelopment Project):

      5.50%, 10/1/2019                                                                        3,500,000                3,164,525

      5.50%, 10/1/2027                                                                        4,000,000                3,497,480

Foothill/Eastern Transportation Corridor Agency,

  Toll Road Revenue:

      Zero Coupon, 1/1/2015                                                                   8,800,000                3,927,440

      5%, 1/1/2016 (Insured MBIA)                                                             5,000,000                4,776,100

      Zero Coupon, 1/1/2028                                                                  24,000,000                4,754,640

Inglewood, HR (Daniel Freeman Hospital)

   6.75%, 5/1/2013 (Prerefunded 5/1/2001)                                                     2,000,000  (a)           2,093,680

Loma Linda, HR (Loma Linda University Medical

   Center Project) 6%, 12/1/2023                                                              2,900,000                2,361,093

Los Angeles Department of Water and Power,

  Waterworks Revenue:

      4.50%, 10/15/2024                                                                       5,000,000                4,129,200

      4.25%, 10/15/2030 (Insured; FGIC)                                                      10,000,000                7,799,500

                                                                                                     The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                             Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

Newhall Elementary and Castaic Union School Districts,

  COP (School Improvement Project)

   7.70%, 3/1/2011 (Prerefunded 3/1/2001)                                                     2,695,000  (a)           2,783,665

Northern California Power Agency, Public Power Revenue

  (Hydroelectric Project Number 1)

   6.30%, 7/1/2018 (Insured; MBIA)                                                           20,400,000               22,701,528

Pomona Redevelopment Agency, Tax Allocation

   (West Holt Avenue Redevelopment) 5.50%, 5/1/2032                                           3,000,000                2,594,340

Port Oakland, Special Facilities Revenue

  (Mitsui O.S.K. Lines Limited)

   6.80%, 1/1/2019 (LOC; Industrial Bank of Japan)                                            3,000,000                3,030,330

Sacramento City Financing Authority, LR

   5%, 11/1/2014                                                                              5,000,000                4,841,350

Sacramento City Unified School District

   6%, 7/1/2025                                                                               5,395,000                5,565,968

Sacramento County (Community Facilities District No. 1)

   5.70%, 12/1/2020                                                                           2,250,000                2,010,802

San Bernardino, Health Care Systems Revenue

  (Sisters of Charity)

   7%, 7/1/2021 (Prerefunded 7/1/2001)                                                        2,000,000  (a)           2,107,940

San Diego County, COP (Downtown Courthouse)

   4.50%, 5/1/2023 (Insured; AMBAC)                                                           1,500,000                1,251,060

San Francisco City and County Airports Commission,

   International Airport Revenue 5.90%, 5/1/2026                                              9,385,000                9,348,492

San Joaquin Hills Transportation Corridor Agency,

   Toll Road Revenue Zero Coupon, 1/1/2010                                                    5,000,000                3,058,550

San Marcos Public Facilities Authority, Revenue

   (Public Improvement-Civic Center) 6.20%, 8/1/2022                                          3,000,000                2,953,020

Santa Anna Finance Authority (South Harbor Boulevard)

   5%, 9/1/2019                                                                               3,580,000                3,313,541

Santa Clara Redevelopment Agency, Tax Allocation

   (Bayshore North Project) 5.25%, 6/1/2018                                                   3,365,000                3,259,474

Santa Cruz County Redevelopment Agency, Tax Allocation

  (Subordinated-Live Oak/Soquel Community Improvement)

   5.625%, 9/1/2022                                                                           1,835,000                1,764,885

Simi Valley, Single Family Residential Mortgage Revenue

   7.625%, 8/1/2022                                                                             997,866  (d)             169,637

Southern California Home Finance Authority, SFMR

   6.90%, 10/1/2024 (Collateralized: FNMA and GNMA)                                           1,320,000                1,357,013

Stockton, Health Facilities Revenue

   (Dameron Hospital Association) 5.70%, 12/1/2014                                            1,000,000                  904,390


8


                                                                                             Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

Tehachapi Unified School District, COP

  (Tompkins Elementary School Project)

   7.80%, 2/1/2021 (Prerefunded 2/1/2001)                                                       960,000  (a)           1,000,906

Turlock, COP, Health Facilities Revenue

   (Emanuel Medical Center, Inc.) 5.75%, 10/15/2023                                           6,000,000                5,189,880

West Covina Redevelopment Agency, Special Tax

  (Community Facilities District--Fashion Plaza):

      6%, 9/1/2017                                                                            6,000,000                6,269,880

      6%, 9/1/2022                                                                            8,325,000                8,622,286

Yolo County Housing Authority, Mortgage Revenue

  (Walnut Park Apartments)

   7.20%, 8/1/2033 (Insured; FHA)                                                             4,150,000                4,341,274

U. S. RELATED--1.2%

Puerto Rico Commonwealth, Public Improvement

   5.25%, 7/1/2017 (Insured; FSA)                                                             3,000,000                2,951,280
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $236,728,868)                                                             98.6%              236,480,661

CASH AND RECEIVABLES (NET)                                                                         1.4%                3,379,323

NET ASSETS                                                                                       100.0%              239,859,984

                                                                                                     The Fund 9


STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

Summary of Abbreviations



AMBAC                American Municipal Bond Assurance Corporation              GNMA                 Government National Mortgage
                                                                                                           Association

COP                  Certificate of Participation                               HR                   Hospital Revenue

FGIC                 Financial Guaranty Insurance                               LOC                  Letter of Credit
                         Company

FHA                  Federal Housing Administration                             LR                   Lease Revenue

FNMA                 Federal National Mortgage                                  MFHR                 Multi-Family Housing Revenue
                         Association

FSA                  Financial Security Assurance                               PCR                  Pollution Control Revenue

                                                                                SFMR                 Single Family Mortgage Revenue



Summary of Combined Ratings (Unaudited)



Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------
AAA                              Aaa                             AAA                                              41.6

AA                               Aa                              AA                                               12.9

A                                A                               A                                                17.7

BBB                              Baa                             BBB                                              18.1

BB                               Ba                              BB                                                1.5

D                                N/A                             D                                                  .1

Not Rated (e)                    Not Rated (e)                   Not Rated (e)                                     8.1

                                                                                                                 100.0


(A)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING DATE.

(B)  INVERSE   FLOATER   SECURITY--THE   INTEREST  RATE  IS  SUBJECT  TO  CHANGE
     PERIODICALLY.

(C) SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT MARCH 31, 2000, THESE SECURITIES AMOUNTED TO$9,531,652 OR 4.0% OF NET ASSETS.

(D)  NON-INCOME PRODUCING SECURITY; INTEREST PAYMENTS IN DEFAULT.

(E) SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

10

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2000 (Unaudited)

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           236,728,868   236,480,661

Interest receivable                                                   3,770,549

Prepaid expenses                                                          5,450

                                                                    240,256,660
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           126,496

Cash overdraft due to Custodian                                         230,388

Accrued expenses                                                         39,792

                                                                        396,676
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       239,859,984
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     245,072,345

Accumulated net realized gain (loss) on investments                 (4,964,154)

Accumulated net unrealized appreciation (depreciation)

   on investments--Note 4                                             (248,207)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      239,859,984
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(500 million shares of $.001 par value Common Stock authorized)      19,288,636

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)
                                                                          12.44

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 11


STATEMENT OF OPERATIONS

Six Months Ended March 31, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      7,292,880

EXPENSES:

Management fee--Note 3(a)                                              724,231

Shareholder servicing costs--Note 3(b)                                 138,663

Professional fees                                                       16,457

Custodian fees                                                          14,921

Directors' fees and expenses--Note 3(c)                                 14,612

Registration fees                                                        5,712

Prospectus and shareholders' reports                                     4,192

Loan commitment fees--Note 2                                             2,016

Miscellaneous                                                            9,556

TOTAL EXPENSES                                                         930,360

INVESTMENT INCOME--NET                                               6,362,520
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                            (4,972,545)

Net unrealized appreciation (depreciation) on investments            2,187,050

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (2,785,495)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 3,577,025

SEE NOTES TO FINANCIAL STATEMENTS.

12

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           March 31, 2000          Year Ended
                                              (Unaudited)  September 30, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          6,362,520           13,781,187

Net realized gain (loss) on investments       (4,972,545)            1,692,790

Net unrealized appreciation (depreciation)
   on investments                              2,187,050          (25,647,206)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   3,577,025          (10,173,229)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                        (6,362,520)         (13,781,187)

Net realized gain on investments              (1,076,586)          (3,728,567)

TOTAL DIVIDENDS                               (7,439,106)         (17,509,754)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                  18,289,349          28,900,088

Dividends reinvested                            5,166,126          12,441,976

Cost of shares redeemed                      (38,319,585)         (51,083,362)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS           (14,864,110)          (9,741,298)

TOTAL INCREASE (DECREASE) IN NET ASSETS      (18,726,191)         (37,424,281)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           258,586,175          296,010,456

END OF PERIOD                                 239,859,984          258,586,175
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     1,508,285            2,150,109

Shares issued for dividends reinvested            423,355              929,452

Shares redeemed                               (3,149,257)          (3,847,560)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (1,217,617)           (767,999)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 13


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                          Six Months Ended
                                          March 31, 2000                          Year Ended September 30,
                                          ------------------------------------------------------------------------------------------

                                                (Unaudited)         1999         1998          1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               12.61         13.91         13.51          13.35         13.30         12.90

Investment Operations:

Investment income--net                                 .32           .65           .67            .69            .70          .73

Net realized and unrealized

   gain (loss) on investments                         (.12)        (1.13)          .48            .41            .19          .48

Total from
   Investment Operations                               .20          (.48)         1.15           1.10            .89         1.21

Distributions:

Dividends from investment
   income--net                                        (.32)         (.65)         (.68)          (.70)          (.68)        (.73)

Dividends from net realized
   gain on investments                                (.05)         (.17)         (.07)          (.24)          (.16)        (.08)

Total Distributions                                   (.37)         (.82)         (.75)          (.94)          (.84)        (.81)

Net asset value,
   end of period                                     12.44         12.61         13.91          13.51          13.35        13.30
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                      3.45(a)      (3.62)         8.76           8.56           6.85         9.82
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                  .77(a)        .78           .77            .76            .76           .76

Ratio of net investment income

   to average net assets                              5.26(a)       4.85          4.91           5.15           5.25          5.66

Portfolio Turnover Rate                              34.29(b)      51.80         63.60          90.03         164.93         83.31
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      239,860      258,586        296,010       291,545        296,798       317,835

(A) ANNUALIZED.

(B) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


14


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

General California Municipal Bond Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to maximize current income exempt from Federal and State of California personal income taxes to the extent consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ,which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares, which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

The fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the fund securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are
valued    at    the    last    sales

                                                                    The  Fund 15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

16

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended March 31, 2000, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund reimburses DSC an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended March 31, 2000, the fund was charged $81,000 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2000, the fund was charged $41,769 pursuant to the transfer agency agreement.

(c) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

                                                                     The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(d) A .10% redemption fee is charged and retained by the fund on shares redeemed within fifteen days following the date of issuance, including on redemptions made through the use of the fund's exchange privilege. During the period ended March 31, 2000, redemption fees retained by the fund amounted to $38.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2000, amounted to $80,257,221 and $87,115,005, respectively.

At March 31, 2000, accumulated net unrealized depreciation on investments was $248,207, consisting of $8,018,861 gross unrealized appreciation and $8,267,068 gross unrealized depreciation.

At March 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                                     The Fund 19

NOTES

                                                           For More Information

General California Municipal
Bond Fund, Inc.
200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Distributor

Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL  Write to:

The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                   131SA003